Prospectus Supplement	August 3, 2018

Putnam Small Cap Value Fund
Prospectus dated June 30, 2018

Under the sub-section Here is a summary of the differences among the classes of shares in the section How do I buy fund shares?, the fourth bullet point under the heading Class C shares is replaced in its entirety with the following:

• Convert automatically to class A shares after ten years, provided that the fund or the financial intermediary through which a shareholder purchased class C shares has records verifying that the class C shares have been held for at least ten years, and that class A shares are available for purchase by residents in the shareholder’s jurisdiction, thereby reducing future 12b-1 fees. (Group retirement plan recordkeeping platforms of certain broker-dealer intermediaries who hold class C shares with the fund in an omnibus account do not track participant level share lot aging. These class C shares would not satisfy the conditions for the conversion.)

Additionally, under the sub-section Deferred sales charges for class B, class C and certain class A shares in the section How do I sell or exchange fund shares?, the first paragraph beneath the conversion table is replaced in its entirety with the following:

A deferred sales charge of 1.00% will apply to class C shares if redeemed within one year of purchase. Class A shares that are part of a purchase of $500,000 or more (other than by an employer-sponsored retirement plan) will be subject to a 1.00% deferred sales charge if redeemed within twelve months of purchase, if the purchase is on or after March 1, 2018. Such purchases made prior to March 1, 2018 will be subject to a 1.00% CDSC if redeemed within nine months of purchase.

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